                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       ----------------------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        December 31, 1997
                                                         -----------------


                THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                                0-11656                       22-1807533
--------------------------------------------------------------------------------
(State or other jurisdiction)   (Commission File Number)            (I.R.S. EIN)



Two Nationwide Plaza, Suite 760, Columbus, Ohio                            43215
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (614) 221-6000
                                                     --------------


                                    NO CHANGE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                             FORM 8-K CURRENT REPORT

                                DECEMBER 31, 1997

Item 2.           Acquisition or Disposition of Assets
-------           ------------------------------------

         On December 31, 1997, The Wendt-Bristol Health Services Corporation closed two simultaneous and inter-dependent transactions to sell two of its nursing homes in Columbus, Ohio.

         In one transaction, 72 Ventures, Ltd., an Ohio limited liability company ("Buyer") entered into an asset purchase agreement with American Care Center, Inc., (ACC) an Ohio corporation (subsidiary of Registrant) to purchase a 147-bed long term health care facility known as Bristol House Columbus (BHC). Terms of the sale provided for a purchase price of $6,080,000, payable with cash of $600,000 at closing, assumption of a mortgage (approximately $2,934,000) real estate taxes (approximately $47,000) and the issuance of cognovit promissory notes by the Buyer for the balance. Such notes (approximately $2,499,000) are personally guaranteed by the principals of the Buyer, secured by the assets sold and are payable to ACC, with interest at 8% per annum, within 180 days (approximately $1,499,000) and in 24 months (approximately $1,000,000).

         In the other transaction, 54 Realty, Ltd., an Ohio limited liability company ("Buyer") entered into an asset purchase agreement with Health America, Inc., (HA) an Ohio corporation (majority-owned subsidiary of Registrant) to purchase a 75-bed long term health care facility known as The Wendt-Bristol Alzheimer's Center. Terms of the sale provided for a purchase price of $3,800,000, payable with cash of $150,000 at closing, assumption of a mortgage (approximately $3,179,000) real estate taxes (approximately $46,000) and the issuance of a cognovit promissory note by the Buyer for the balance. Such note (approximately $425,000) is personally guaranteed by the principals of the Buyer, secured by the assets sold and is payable to HA, with interest at 8% per annum, within 180 days.

Item 7.           Financial Statements and Exhibits
-------           ---------------------------------

         (a)      Financial Statements of Business Acquired. Not applicable.

         (b)      Pro-Forma Financial Information

         The following unaudited Pro-Forma Financial Statements are filed with this report:

         Pro-Forma Consolidated Balance Sheet as at September 30, 1997................Page F-1, 2
         Pro-Forma Consolidated Statements of Operations:
                  Year Ended December 31, 1996 .......................................Page F-3
                  Nine Months Ended September 30, 1997 ...............................Page F-4

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                             FORM 8-K CURRENT REPORT

                                DECEMBER 31, 1997

         The Unaudited Pro Forma Consolidated Balance Sheet of Registrant as at September 30, 1997 reflects the financial position of Registrant and its subsidiaries after giving effect to the disposition of the assets including the assumption of the liabilities discussed in Item 2 and assumes the disposition took place on September 30, 1997. The Pro Forma Consolidated Statements of Operations for the fiscal year ended December 31, 1996 and the nine months ended September 30, 1997 assume that the disposition occurred on January 1, 1996 and are based on the operations of Registrant and its subsidiaries for the year ended December 31, 1996 and the nine months ended September 30, 1997. A combined gain of approximately $1,500,000 has not been reflected in these Pro Forma Statements of Operations.

         The unaudited pro forma consolidated financial statements have been prepared by Registrant based upon assumptions deemed appropriate by its Management. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the disposition based upon the actual closing date.

         The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   The Wendt-Bristol Health Services Corporation

         Dated January 14, 1998                   By:/s/ SHELDON A. GOLD
                                                  ------------------------------
                                                  Sheldon A. Gold, its President

                         PRO FORMA FINANCIAL INFORMATION

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                                AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                            AS AT SEPTEMBER 30, 1997

                                     ASSETS

                                   (UNAUDITED)


                                                                                    Pro Forma
                                                                                   Adjustments
                                                                         ---------------------------------
                                                         Historical         BHC & HA    (a)     Other     (b)    Pro Forma
                                                        -------------    --------------     --------------     --------------
Current assets:
    Cash                                                $     316,380    $                  $     545,000 (c)  $     861,380
                                                        -------------    --------------     --------------     --------------
    Restricted cash                                          524,829                                                 524,829
                                                        -------------    --------------     --------------     --------------
    Receivables:
        Trade, net of allowance for doubtful
           accounts of $173,000                            3,062,346                                               3,062,346
        Notes receivable                                     308,847                            1,924,000          2,232,847
        Miscellaneous                                        972,180                              (48,000)           924,180
                                                        -------------    --------------     --------------     --------------
                                                           4,343,373                            1,876,000          6,219,373
                                                        -------------    --------------     --------------     --------------
    Inventories                                              342,580                                                 342,580
    Prepaid expenses and other                               214,942                              (87,000)           127,942
                                                        -------------    --------------     --------------     --------------
        Total current assets                               5,742,104                            2,334,000          8,076,104
                                                        -------------    --------------     --------------     --------------
Property, plant and equipment, at cost                    21,499,814         8,717,000                            12,782,814
    Less: Accumulated depreciation and
        amortization                                      (6,560,352)       (1,786,000)                           (4,774,352)
                                                        -------------    --------------     --------------     --------------
                                                          14,939,462         6,931,000                  0          8,008,462
                                                        -------------    --------------     --------------     --------------
Investments and other assets:
    Notes and other receivables, net of current portion      332,116                            1,000,000          1,332,116
    Notes receivable from officers, employees and
        related parties, net of amounts payable              942,631                                                 942,631
    Life insurance premiums receivable                       949,546                                                 949,546
    Investment in unconsolidated affiliates                  667,187                                                 667,187
    Excess of cost over assets of businesses
        and subsidiaries acquired, less amortization         575,368                             (190,000)           385,368
    Deferred charges                                       1,007,115                             (392,000)           615,115
    Other assets                                             381,939                               (2,000)           379,939
                                                        -------------    --------------     --------------     --------------
        Total investments and other assets                 4,855,902                 0            416,000          5,271,902
                                                        -------------    --------------     --------------     --------------
                                                         25,537,468          6,931,000          2,750,000        21,356,468
                                                        =============    ==============     ==============     ==============
                                                        (Continued)

(a)     To eliminate assets and liabilities disposed per the sale agreements.

(b) To reflect sale proceeds net of mortgages assumed by buyer, writeoff of certain prepaid expenses and deferred charges, accrual of sale expenses and unrealized gain on sale.

(c) Cash received at closing is reduced by $205,000 used to payoff equipment loans.

                        PRO FORMA FINANCIAL INFORMATION

                 THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                               AND SUBSIDIARIES

                PRO FORMA CONSOLIDATED BALANCE SHEET (Continued)

                            AS AT SEPTEMBER 30, 1997

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                   (UNAUDITED)

                                                                                    Pro Forma
                                                                                   Adjustments
                                                                       ------------------------------------
                                                      Historical           BHC & HA   (a)     Other      (b)    Pro Forma
                                                ---------------------  ---------------   ----------------   ------------------
Current liabilities:
    Accounts payable                            $          2,952,576   $                  $                   $     2,952,576
    Accrued expenses and other liabilities:
        Salaries and wages                                   455,440                                                  455,440
        Workers' compensation                                 80,782                                                   80,782
        Taxes, other than federal income taxes               326,393                              (93,000)            233,393
        Interest                                             160,692            45,000                                115,692
        Other                                                246,974                              730,000             976,974
    Long-term obligations classified as current              844,471            32,000            (55,000)(c)         757,471
                                                ---------------------  ----------------   ----------------    ----------------
        Total current liabilities                          5,067,328            77,000            582,000           5,572,328
                                                ---------------------  ----------------   ----------------    ----------------
Long-term obligations, less amounts classified
    as current                                            15,398,135         6,036,000           (150,000)(c)       9,212,135
                                                ---------------------  ----------------   ----------------    ----------------
        Total liabilities                                 20,465,463         6,113,000            432,000          14,784,463
                                                ---------------------  ----------------   ----------------    ----------------
Unrealized gain on sale                                                                         1,500,000           1,500,000
                                                  -------------------  ----------------   ----------------    ----------------
Minority interests                                           165,951                                                  165,951
                                                ---------------------  ----------------   ----------------    ----------------
Stockholders' equity:
    Common stock: $.01 par;
        authorized: 12,000,000 shares
        issued: 8,248,480 shares                              82,485                                                   82,485
    Capital in excess of par                              10,244,805                                               10,244,805
    Retained earnings (deficit)                           (2,899,491)                                              (2,899,491)
                                                ---------------------  ----------------   ----------------    ----------------
                                                           7,427,799                --                 --           7,427,799
    Treasury stock, at cost, 2,051,154 shares             (2,521,745)                                              (2,521,745)
                                                ---------------------  ----------------   ----------------    ----------------
           Total stockholders' equity                      4,906,054                --                 --           4,906,054
                                                ---------------------  ----------------   ----------------    ----------------
                                                $         25,537,468   $     6,113,000    $     1,932,000     $    21,356,468
                                                =====================  ================   ================    ================


(a)     To eliminate assets and liabilities disposed per the sale agreements.

(b) To reflect sale proceeds net of mortgages assumed by buyer, writeoff of certain prepaid expenses and deferred charges, accrual of sale expenses and unrealized gain on sale.

(c) Cash received at closing is reduced by $205,000 used to payoff equipment loans.

                         PRO FORMA FINANCIAL INFORMATION

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                                AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                   (UNAUDITED)

                                                                                           Pro Forma
                                                                                          Adjustments
                                                                         --------------------------------------
                                                       Historical            BHC & HA       (a)     Other              Pro Forma
                                                 ----------------------  -------------------   ----------------   ------------------
Revenues:
    Net sales                                    $           2,816,386   $                     $                  $       2,816,386
    Service income                                          18,524,816            9,254,000                               9,270,816
                                                 ----------------------  -------------------   ----------------   ------------------
                                                            21,341,202            9,254,000                 --           12,087,202
                                                 ----------------------  -------------------   ----------------   ------------------
Costs and expenses:
    Cost of sales                                            2,071,596                                                    2,071,596
    Selling, general and administrative
        expenses, net                                       17,518,394            8,479,000                               9,039,394
                                                 ----------------------  -------------------   ----------------   ------------------
                                                            19,589,990            8,479,000                 --           11,110,990
                                                 ----------------------  -------------------   ----------------   ------------------
Operating income before depreciation                         1,751,212              775,000                 --              976,212
Depreciation                                                   964,715              325,000                                 639,715
                                                 ----------------------  -------------------   ----------------   ------------------
Operating income                                               786,497              450,000                 --              336,497
                                                 ----------------------  -------------------   ----------------   ------------------
Other income (expense):
    Minority interests in (earnings) losses, net               (76,860)                                 (3,000)(b)          (79,860)
    Interest expense                                        (1,104,278)            (615,000)                               (489,278)
    Other, net                                                 109,254                6,000                                 103,254
                                                 ----------------------  -------------------   ----------------   ------------------
                                                            (1,071,884)            (609,000)            (3,000)            (465,884)
                                                 ----------------------  -------------------   ----------------   ------------------
Income (loss) before income taxes                             (285,387)            (159,000)            (3,000)            (129,387)
Income tax benefit (expense)                                    39,109               (5,000)                                 44,109
                                                 ----------------------  -------------------   ----------------   ------------------
Net income (loss)                                $            (246,278)  $         (164,000)   $        (3,000)   $         (85,278)
                                                 ======================  ===================   ================   ==================


Income (loss) per common share                   $               (0.04)                                           $           (0.01)
                                                 ======================                                           ==================
Weighted average shares outstanding                          5,825,686                                                    5,825,686
                                                 ======================                                           ==================



(a)     To eliminate the operations of BHC & HA for the year.
(b)     Minority interest in HA.

                         PRO FORMA FINANCIAL INFORMATION

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                                AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                   (UNAUDITED)


                                                                                      Pro Forma
                                                                                     Adjustments
                                                                      --------------------------------------
                                                    Historical              BHC & A      (a)      Other               Pro Forma
                                              ----------------------  -------------------   ----------------   ---------------------
Revenues:
    Net sales                                 $           1,924,713                        $                   $          1,924,713
    Service income                                       13,722,299   $        6,873,000                                  6,849,299
                                              ----------------------  -------------------  -----------------   ---------------------
                                                         15,647,012            6,873,000                 --               8,774,012
                                              ----------------------  -------------------  -----------------   --------------------
Costs and expenses:
    Cost of sales                                         1,479,636                                                       1,479,636
    Selling, general and administrative
        expenses, net                                    12,569,941            6,121,000                                  6,448,941
                                              ----------------------  -------------------  -----------------   ---------------------
                                                         14,049,577            6,121,000                 --               7,928,577
                                              ----------------------  -------------------  -----------------   ---------------------
Operating income before depreciation                      1,597,435              752,000                 --                 845,435
Depreciation                                                789,809              245,000                                    544,809
                                              ----------------------  -------------------  -----------------   ---------------------
Operating income                                            807,626              507,000                 --                 300,626
Equity in earnings of unconsolidated
    affiliates, net of minority interests in
    consolidated affiliates                                 179,122                                  40,000 (b)             219,122
                                              ----------------------  -------------------  -----------------   ---------------------
                                                            986,748              507,000             40,000                 519,748
Other income (expense):
    Interest expense                                       (926,480)            (459,000)                                  (467,480)
    Other, net                                              176,737                3,000                                    173,737
                                              ----------------------  -------------------  -----------------   --------------------
                                                           (749,743)            (456,000)                --                (293,743)
                                              ----------------------  -------------------  -----------------   ---------------------
Income before income taxes                                  237,005               51,000             40,000                 226,005
Income tax expense                                          (17,400)              (5,000)                                   (12,400)
                                              ----------------------  -------------------  -----------------   ---------------------
Net income                                    $             219,605   $           46,000   $         40,000    $            213,605
                                              ======================  ===================  =================   =====================


Income per common share                       $                0.04                                            $               0.03
                                              ======================                                           =====================
Weighted average shares outstanding                       6,237,303                                                       6,237,303
                                              ======================                                           =====================


(a)     To eliminate the operations of BHC & HA for the nine months.
(b)     Minority interest in HA.

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                             FORM 8-K CURRENT REPORT

                                DECEMBER 31, 1997

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT

   1 Asset Purchase Agreement effective as of and closed on December 31, 1997 for Bristol House by and between American Care Center, Inc. and 72 Ventures, Ltd.

   2 Asset Purchase Agreement effective as of and closed on December 31, 1997 for the Wendt-Bristol Alzheimer's Center by and between Health America, Inc. and 54 Realty, Ltd.

                                       -4-